(DEALERTRACK LOGO)


                                                                        CONTACT:

                                                                        Liz Zale
                                                               DealerTrack, Inc.
                                                                  (516) 734-3758
                                                        liz.zale@dealertrack.com

                                                                      Jen Malloy
                                                              RF|Binder Partners
                                                                  (212) 994-7542
                                                         jen.malloy@rfbinder.com


                   DEALERTRACK HOLDINGS REPORTS FOURTH QUARTER
                           AND 2005 FINANCIAL RESULTS

          REVENUE UP MORE THAN 70 PERCENT FOR THE QUARTER AND THE YEAR

                        PROVIDES 2006 FINANCIAL GUIDANCE

LAKE SUCCESS, NY, MARCH 14, 2006 - DealerTrack Holdings, Inc. (NASDAQ: TRAK) today reported financial results for the fourth quarter and year ended December 31, 2005.

RESULTS FOR FOURTH QUARTER 2005

GAAP RESULTS

- Revenue for the quarter was $33.4 million, a 75 percent increase from $19.1 million for the fourth quarter of 2004.

- GAAP net income for the quarter was $0.7 million, an 89 percent decrease from $6.3 million for the fourth quarter of 2004. GAAP results for the fourth quarter 2005 and 2004 include a net (provision for) benefit from income taxes of ($1.2) million and $4.4(1) million, respectively.

   (1) Tax benefit includes a reversal of a deferred tax valuation allowance in the amount of $4.7 million.

- GAAP diluted net income per share for the quarter was $0.02, consistent with $0.02 per share for the fourth quarter of 2004.

Fourth quarter 2005 results reflect $0.6 million of expenses relating to the initial public offering and the repayment of credit facilities, $0.5 million of deferred tax expense resulting from a change in effective tax rate, and $0.4 million in discretionary bonuses.

(DEALERTRACK LOGO)


NON-GAAP RESULTS

- EBITDA(2) for the quarter was $7.8 million, a 55 percent increase from $5.0 million for the fourth quarter of 2004.

   (2) EBITDA is a non-GAAP financial measure that represents GAAP net income before interest, taxes, depreciation and amortization. Refer to Attachment 4, which reconciles GAAP net income to EBITDA.

- Cash net income(3) for the quarter was $3.7 million, a 2 percent increase from $3.6 million for the fourth quarter of 2004. The provision for income taxes included in these amounts was $1.2 million and $0.3 million, respectively.

   (3) Cash net income is a non-GAAP financial measure that represents GAAP net income before non-cash stock-based compensation charges (net of taxes), amortization of acquired identifiable intangibles (net of taxes), and benefit related to reversal of a tax valuation allowance. Refer to Attachment 4, which reconciles GAAP net income to cash net income.

- Diluted cash net income per share for the quarter was $0.12, up from $0.01 per share for the fourth quarter of 2004.

Diluted cash net income per share and diluted net income per share were each calculated in accordance with the two-class method under FASB Statement 128, and each calculation assumes 8,394,814 weighted average diluted common shares outstanding for the quarter ended December 31, 2005.

ANNUAL RESULTS FOR 2005

GAAP RESULTS

- Revenue for the year was $120.2 million, an increase of 72 percent from $70.0 million for 2004.

- GAAP net income for the year was $4.5 million, a decrease of 60 percent from $11.3 million for 2004. GAAP results for 2005 and 2004 include a net (provision for) benefit from income taxes of ($4.1) million and $3.6(4) million, respectively.

   (4) Tax benefit includes a reversal of a deferred tax valuation allowance in the amount of $4.7 million.

- GAAP diluted net income per share for the year was $0.12, an increase from $0.02 per share for 2004.

NON-GAAP RESULTS

- EBITDA for the year was $32.6 million, an increase of 75 percent from $18.6 million for 2004.

- Cash net income for the year was $16.8 million, an increase of 24 percent from $13.6 million for 2004. The provision for income taxes included in these amounts was $4.1 million and $1.1 million, respectively.

- Diluted cash net income per share for the year was $0.47, an increase from $0.02 per share for 2004.

Diluted cash net income per share and diluted net income per share were each calculated in accordance with the two-class method under FASB Statement 128, and each calculation assumes 3,188,180 weighted average diluted common shares outstanding for the year ended December 31, 2005.

(DEALERTRACK LOGO)


"In what is traditionally the weakest quarter of the year for new car sales, strong transaction volume and growth in our subscription services revenue led to excellent operating results for the fourth quarter," said Mark O'Neil, DealerTrack's chairman and chief executive officer. "As planned, we are benefiting from ongoing growth in the number of financing sources and automobile dealers who participate on the DealerTrack network, expanding our product offerings, increasing market penetration of our subscription products, and realizing financial and other contributions from acquisitions completed during 2005."

O'Neil continued, "Overall, 2005 was a great year for DealerTrack. We met our financial objectives while continuing to make investments that create opportunities for future growth. We believe that DealerTrack has become the automotive retailing industry's leading end-to-end sales and finance solution. And to cap it off, in December we successfully completed our initial public offering, which provided us with over $100 million in cash after the repayment of $43.5 million in credit facilities. Our focus on execution and innovation has positioned us well for 2006 and beyond."

BUSINESS STATISTICS

There were 21,155 active dealers in the DealerTrack network as of December 31, 2005, a 10 percent increase from 19,150 a year earlier. The number of active financing sources in the DealerTrack network as of December 31, 2005 reached 201 (including eight captives), up 84 percent from 109 a year earlier. Transactions processed in the network for the fourth quarter were approximately 12.8 million, a 53 percent increase from approximately 8.4 million for the fourth quarter of 2004. Transactions processed in the network for 2005 were approximately 52.5 million, a 54 percent increase from approximately 34.0 million for 2004. The number of revenue-generating subscriptions in the network as of December 31, 2005 was 14,473, an 88 percent increase from 7,705 for 2004.

Since the end of 2005, DealerTrack has further expanded its product offerings with the launch of SalesMaker(TM), a profit management system that integrates and enhances prior versions of DealerTrack's sales and financing tools; the launch of DealWatch(TM) and ExactID(TM), two new compliance products; and the introduction of the DealerTrack Aftermarket Network, an industry first that will offer dealers free access to a web-based network of aftermarket product and service providers. In addition, DealerTrack continued its successful strategy of acquiring valuable technology and leveraging it across the DealerTrack distribution channel through the acquisition of the assets of DealerWire, a provider of inventory solutions, in February 2006.

DealerTrack also provided guidance for its 2006 financial performance.

GUIDANCE FOR 2006 ANNUAL PERFORMANCE

EXPECTED GAAP RESULTS

-  Revenue for the year is expected to be between $149 million and $154 million.

(DEALERTRACK LOGO)


- GAAP net income for the year is expected to be between $15 million and $16 million.

EXPECTED NON-GAAP RESULTS

-  EBITDA for the year is expected to be between $44 million and $46 million.

- Cash net income for the year is expected to be between $25 million and $26 million.

GUIDANCE FOR 1ST QUARTER OF 2006 PERFORMANCE

EXPECTED GAAP RESULTS

- Revenue for the first quarter is expected to be between $35 million and $36 million.

- Net income for the first quarter is expected to be between $2.5 million and $2.8 million.

- Diluted net income per share for the first quarter is expected to be between $0.07 and $0.08, assuming 36.8 million weighted average diluted common shares for the quarter.

EXPECTED NON-GAAP RESULTS

- EBITDA for the first quarter is expected to be between $9.0 million and $9.5 million.

- Cash net income for the first quarter is expected to be between $5.3 million and $5.6 million.

- Diluted cash net income per share for the first quarter is expected to be between $0.14 and $0.15, assuming 36.8 million weighted average diluted common shares for the quarter.

"We expect strong revenue growth for 2006, driven by a combination of higher transaction volume and solid growth in our subscription business," concluded O'Neil. "Our growth strategy for 2006 remains consistent: we expect to continue to add automobile dealers, financing sources and other third parties to our network; to expand new product offerings; and to cross-sell to our existing dealer base. Additionally, we expect to continue our strategy of acquiring products and technology that can be leveraged through our distribution channel to increase operating efficiencies for our dealer and financing source customers."

DealerTrack will host a conference call to discuss its 2005 results, 2006 guidance and other matters on March 15, 2006, at 10:00 a.m. Eastern Time. The conference call will be webcast live on the Internet at HTTP://IR.DEALERTRACK.COM/RELEASES_FINANCIAL.CFM. A replay will be available on the DealerTrack website until March 29, 2006. In addition, a live audio of the call will be accessible to the public by calling 800-819-9193 (domestic) or 913-981-4911 (international); no access code is necessary. Callers should dial in approximately 5-10 minutes before the call begins.

Results for the first quarter of 2006 are expected to be announced in May.

(DEALERTRACK LOGO)


NON-GAAP FINANCIAL MEASURES

In this release, the Company's EBITDA and cash net income disclosures are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of net income. EBITDA represents GAAP earnings excluding interest, taxes, depreciation and amortization expenses. Cash net income represents net income excluding stock-based compensation expense (net of taxes), amortization of acquired intangibles (net of taxes), and the reversal of a benefit related to a tax valuation allowance. EBITDA and cash net income are presented because management believes they provide additional information with respect to the performance of our fundamental business activities and are also frequently used by securities analysts, investors and other interested parties in the evaluation of comparable companies. Management believes the EBITDA and cash net income information is useful to investors for these reasons. EBITDA and cash net income are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable GAAP financial measure for EBITDA and cash net income is GAAP net income and has provided a reconciliation of EBITDA to GAAP net income, and cash net income to GAAP net income, in Attachment 4 to this press release.

ABOUT DEALERTRACK (WWW.DEALERTRACK.COM)

DealerTrack is a leading provider of on-demand software and data solutions for the automotive retail industry in the United States. DealerTrack utilizes the Internet to link automotive dealers with banks, finance companies, credit unions and other financing sources, and other service and information providers, such as the major credit reporting agencies. DealerTrack has established a network of active relationships with over 21,000 automotive dealers, including over 80% of all franchised dealers; more than 200 financing sources, including the 20 largest independent financing sources in the United States and nine captive financing sources; and a number of other service and information providers to the automotive retail industry. DealerTrack's credit application processing product enables dealers to automate and accelerate the indirect automotive financing process by increasing the speed of communications between these dealers and their financing sources. DealerTrack's integrated subscription-based software products and services enable automotive dealer customers to receive valuable consumer leads, compare various financing and leasing options and programs, sell insurance and other aftermarket products, document compliance with certain laws and execute financing contracts electronically.

(DEALERTRACK LOGO)


SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include the Company's expected financial performance in the first quarter of 2006 and for fiscal year 2006, the Company's plans to add new automobile dealer and financing sources, expand product offerings and continue cross-selling its existing customer base, as well as to complete additional acquisitions. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of DealerTrack to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

Factors that might cause such a difference include: increased competitive pressure from other industry participants and the inability to execute any element of DealerTrack's business strategy, including selling additional products and services to existing and new customers; risks associated with DealerTrack's systems and networks, including security breaches and events beyond DealerTrack's control; the impact of the automotive retail industry on DealerTrack's business; the impact of Federal and state legislation on DealerTrack's business; DealerTrack's success in expanding its customer base and product and service offerings, as well as in pursuing, completing and integrating acquisitions and strategic alliances; and the impact of some vendors of software products for automotive dealers making it more difficult for our customers to use our products and services. Other factors which could materially affect such forward-looking statements can be found in DealerTrack's filings with the Securities and Exchange Commission, including the risk factors included in DealerTrack's Registration Statement on Form S-1 (File No. 333-126944). Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

(DEALERTRACK LOGO)


(1)   ACTUAL RESULTS - THREE-MONTH PERIOD

                           DEALERTRACK HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                       THREE MONTHS ENDED
                                                          DECEMBER 31,
                                                 ------------------------------
                                                     2005               2004
                                                 -----------        -----------
Net revenue(1)                                   $    33,375        $    19,101
                                                 -----------        -----------

Cost of revenue (2)                                   13,210              7,935
Product development                                    1,981                655
Selling, general and administration                   15,895              8,579
                                                 -----------        -----------

   Total operating costs and expenses                 31,086             17,169

   Income from operations                              2,289              1,932

Interest expense, net                                    403                 37
                                                 -----------        -----------

   Income before provision for income taxes            1,886              1,895

(Provision for) benefit from income taxes             (1,204)             4,421
                                                 -----------        -----------
  Net income                                     $       682        $     6,316
                                                 ===========        ===========

Basic net income per share applicable to
     common stockholders                         $      0.03        $      0.25
Diluted net income per share applicable to
     common stockholders                         $      0.02        $      0.02

Weighted average shares outstanding                7,296,886             96,806
Weighted average shares outstanding
     assuming dilution                             8,394,814          1,562,455

================================================================================

  (1) Related party revenue                      $     7,526        $     4,956
  (2) Related party cost of revenue              $       664        $       787
  EBITDA (Non-GAAP) (a)                          $     7,794        $     5,027
  EBITDA margin (Non-GAAP) (b)                            23%                26%
  Cash net income (Non-GAAP) (c)                 $     3,675        $     3,620
  Diluted cash net income per share
  (Non-GAAP)                                     $      0.12        $      0.01

----------

(a)   See Reconciliation Data in Attachment 4.

(b)   Represents EBITDA as a percentage of revenue.

(c)   See Reconciliation Data in Attachment 4.

(DEALERTRACK LOGO)


(2)   ACTUAL RESULTS - TWELVE-MONTH PERIOD

                           DEALERTRACK HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                       TWELVE MONTHS ENDED
                                                          DECEMBER 31,
                                                 ------------------------------
                                                     2005               2004
                                                 -----------        -----------
Net revenue(1)                                   $   120,219        $    70,044
                                                 -----------        -----------

Cost of revenue (2)                                   50,132             29,665
Product development                                    5,566              2,256
Selling, general and administration                   54,690             30,401
                                                 -----------        -----------
   Total operating costs and expenses                110,388             62,322

   Income from operations                              9,831              7,722

Interest expense, net                                  1,303                 61
                                                 -----------        -----------

   Income before provision for income taxes            8,528              7,661

(Provision for) benefit from income taxes             (4,060)             3,592
                                                 -----------        -----------
  Net income                                     $     4,468        $    11,253
                                                 ===========        ===========

Basic net income per share applicable to
     common stockholders                         $      0.17        $      0.45
Diluted net income per share
applicable to common stockholders                $      0.12        $      0.02

Weighted average shares outstanding                2,290,439             40,219
Weighted average shares outstanding
     assuming dilution                             3,188,180          1,025,248

================================================================================

  (1) Related party revenue                      $    29,021        $    19,070
  (2) Related party cost of revenue              $     3,216        $     3,306
  EBITDA (Non-GAAP) (a)                          $    32,594        $    18,595
  EBITDA margin (Non-GAAP) (b)                            27%                27%
  Cash net income (Non-GAAP) (c)                 $    16,820        $    13,573
  Diluted cash net income per share
  (Non-GAAP)                                     $      0.47        $      0.02

----------

(a)   See Reconciliation Data in Attachment 4.

(b)   Represents EBITDA as a percentage of revenue.

(c)   See Reconciliation Data in Attachment 4.

(DEALERTRACK LOGO)


(3)   CONDENSED CONSOLIDATED BALANCE SHEET

                           DEALERTRACK HOLDINGS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                             DECEMBER 31,  DECEMBER 31,
                                                                 2005          2004
                                                               --------      --------
ASSETS
Cash and cash equivalents                                      $103,264      $ 21,753
Accounts receivable, net                                         19,279         8,634
Prepaid expenses and other current assets                         4,812        11,030
                                                               --------      --------
  Total current assets                                          127,355        41,417

Property, plant and equipment, net                                4,885         2,849
Software and website development costs, net                       8,769         3,423
Intangible assets, net                                           39,550        15,474
Goodwill                                                         34,200        12,781
Other assets                                                      5,856           737
                                                               --------      --------
  Total assets                                                 $220,615      $ 76,681
                                                               ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses                          $ 22,140      $ 15,072
Deferred revenue                                                  3,267         2,416
Capital leases payable                                              387           539
                                                               --------      --------
  Total current liabilities                                      25,794        18,027

Long-term liabilities                                             8,150         6,429
                                                               --------      --------
  Total liabilities                                              33,944        24,456
                                                               --------      --------
Redeemable convertible participating preferred stock                 --        72,226
Total stockholders' equity (deficit)                            186,671       (20,001)
                                                               --------      --------
  Total liabilities, redeemable convertible participating
  preferred stock and stockholders' equity (deficit)           $220,615      $ 76,681
                                                               ========      ========


----------

Note: Certain reclassifications have been made to prior period amounts to conform to the current period presentation.

(DEALERTRACK LOGO)


(4)   RECONCILIATION DATA

                           DEALERTRACK HOLDINGS, INC.
              RECONCILIATION OF GAAP NET INCOME TO NON-GAAP EBITDA
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                            2005          2004
                                                          -------       -------
GAAP net income                                           $   682       $ 6,316

Interest income                                              (176)          (24)

Interest expense                                              579            61

Provision for (benefit from) income taxes                   1,204        (4,421)

Depreciation and amortization                               1,189         1,075

Amortization of acquired identifiable intangibles           4,316         2,020
                                                          -------       -------
EBITDA (Non-GAAP)                                         $ 7,794       $ 5,027
                                                          =======       =======






                                                          TWELVE MONTHS ENDED
                                                              DECEMBER 31,
                                                        -----------------------
                                                          2005           2004
                                                        --------       --------
GAAP net income                                         $  4,468       $ 11,253

Interest income                                             (282)           (54)

Interest expense                                           1,585            115

Provision for (benefit from) income taxes                  4,060         (3,592)

Depreciation and amortization                              4,166          4,349

Amortization of acquired identifiable intangibles         18,597          6,524
                                                        --------       --------
EBITDA (Non-GAAP)                                       $ 32,594       $ 18,595
                                                        ========       ========

(DEALERTRACK LOGO)

                           DEALERTRACK HOLDINGS, INC.
          RECONCILIATION OF GAAP NET INCOME TO NON-GAAP CASH NET INCOME
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                      THREE MONTHS ENDED
                                                                         DECEMBER 31,
                                                                     --------------------
                                                                       2005         2004
                                                                     -------      -------
GAAP net income                                                      $   682      $ 6,316

Non-cash stock-based compensation charges, net of taxes                  403          250

Amortization of acquired identifiable intangibles, net of taxes        2,590        1,733

Benefit related to reversal of tax valuation allowance                    --       (4,679)
                                                                     -------      -------

Cash net income (Non-GAAP)                                           $ 3,675      $ 3,620
                                                                     =======      =======




                                                                       TWELVE MONTHS ENDED
                                                                          DECEMBER 31,
                                                                     ----------------------
                                                                       2005          2004
                                                                     --------      --------
GAAP net income                                                      $  4,468      $ 11,253

Non-cash stock-based compensation charges, net of taxes                 1,194         1,401

Amortization of acquired identifiable intangibles, net of taxes        11,158         5,598

Benefit related to reversal of tax valuation allowance                     --        (4,679)
                                                                     --------      --------

Cash net income (Non-GAAP)                                           $ 16,820      $ 13,573
                                                                     ========      ========

(DEALERTRACK LOGO)

                           DEALERTRACK HOLDINGS, INC.
                RECONCILIATION OF FORWARD-LOOKING GAAP NET INCOME
                       TO FORWARD-LOOKING NON-GAAP EBITDA
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                              YEAR ENDING
                                                           DECEMBER 31, 2006
                                                        -----------------------
                                                             Expected Range
                                                        -----------------------
GAAP net income                                         $ 15,000       $ 16,000

Interest income                                           (2,000)        (2,000)

Interest expense                                              --             --

Provision for income taxes                                10,000         11,000

Depreciation and amortization                              7,000          7,000

Amortization of acquired identifiable intangibles         14,000         14,000
                                                        --------       --------

EBITDA (Non-GAAP)                                       $ 44,000       $ 46,000
                                                        ========       ========



                                                           THREE MONTHS ENDING
                                                              MARCH 31, 2006
                                                          ---------------------
                                                              Expected Range
                                                          ---------------------
GAAP net income                                           $ 2,500       $ 2,800

Interest income                                              (700)         (700)

Interest expense                                               --            --

Provision for income taxes                                  1,800         2,000

Depreciation and amortization                               1,500         1,500

Amortization of acquired identifiable intangibles           3,900         3,900
                                                          -------       -------

EBITDA (Non-GAAP)                                         $ 9,000       $ 9,500
                                                          =======       =======

(DEALERTRACK LOGO)

                           DEALERTRACK HOLDINGS, INC.
              RECONCILIATION OF FORWARD-LOOKING GAAP NET INCOME TO
                    FORWARD-LOOKING NON-GAAP CASH NET INCOME
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                     TWELVE MONTHS ENDING
                                                                       DECEMBER 31, 2006
                                                                     --------------------
                                                                        Expected Range
                                                                     --------------------
GAAP net income                                                      $15,000      $16,000

Non-cash stock-based compensation charges, net of taxes                2,000        2,000

Amortization of acquired identifiable intangibles, net of taxes        8,000        8,000
                                                                     -------      -------

Cash net income (Non-GAAP)                                           $25,000      $26,000
                                                                     =======      =======




                                                                     THREE MONTHS ENDING
                                                                       MARCH 31, 2006
                                                                     ------------------
                                                                       Expected Range
                                                                     ------------------
GAAP net income                                                      $2,500      $2,800

Non-cash stock-based compensation charges, net of taxes                 500         500

Amortization of acquired identifiable intangibles, net of taxes       2,300       2,300
                                                                     ------      ------

Cash net income (Non-GAAP)                                           $5,300      $5,600
                                                                     ======      ======

(DEALERTRACK LOGO)


(5)   SUMMARY OF BUSINESS STATISTICS (UNAUDITED)



                                                         DEALERTRACK HOLDINGS, INC.

                                         YEAR ENDED      YEAR ENDED     QUARTER ENDED   QUARTER ENDED
                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                            2005            2004            2005            2004
                                         ----------      ----------      ----------      ----------
Active dealers in the network as of
end of period (a)                            21,155          19,150          21,155          19,150

Active financing sources in the
network as of end of period (b)                 201             109             201             109

Transactions processed (c)               52,474,635      33,964,195      12,843,883       8,407,658

Product subscriptions as of
end of period (d)                            14,473           7,705          14,473           7,705

----------

(a) We consider a dealer to be active as of a date if the dealer completed at least one revenue-generating transaction in our network during the most recently ended calendar month.

(b) We consider a financing source to be active in our network as of a date if it is accepting credit application data electronically from dealers in our network.

(c) Represents revenue generating transactions processed in our network in a given period. We have changed this key metric for 2005 to exclude certain credit bureau transactions for which revenue is subject to a maximum. Under this presentation, transactions processed for the quarter ended March 31, June 30, and September 30, 2005 are 11,570,776, 13,451,747 and 14,608,229,
    respectively.

(d) Represents revenue generating subscriptions in our network at the end of a given period.